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DESCRIPTION:  POWER OF ATTORNEY

                                  Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS,  that each of the undersigned directors and officers of Unitrend,  Inc. (the "Company") in their  respective  capacities set forth below  constitutes and appoints  Douglas E. Stallings and Conrad A. H.
Jelinger,  and each of them,  his or her true and lawful  attorneys-in-fact  and agents, with full power of substitution and  resubstitution,  for him or her and in his or her name,  place and stead, in any and all  capacities,  to do any and all acts and all  things  and to  execute  any and all  instruments  which  said attorney  and agent may deem  necessary  or  desirable  to enable the Company to comply with the Securities Act of 1933, as amended,  and any rules,  regulations and  requirements  of the  Securities  and  Exchange  Commission  there under in connection with the registration under such Act of shares of Common Stock of the
Company to be issued  pursuant to the Company's 1999 Equity  Incentive  Plan, to the extent  that any such  registration  may be  required  in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation,  the  power  and  authority  to sign  the  name of each  undersigned individual in the capacity  indicated below opposite the name of such individual to  the  Registration  Statement  on  Form  S-8  or  any  Form  relating  to the registration  of such Common Stock, to be filed with the Securities and Exchange
Commission  with respect to said Common  Stock,  to sign any and all  amendments
(including  post-effective  amendments)  and  supplements  to such  Registration
Statement,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the Securities and Exchange Commission,  granting unto  said  attorneys-in-fact  and  agents,  and each of them,  full  power  and authority to do and perform each and every act and thing requisite and necessary to be done,  as fully to all  intents  and  purposes  as he might or could do in person,  hereby  ratifying and  confirming all that said  attorneys-in-fact  and agents, or either of them, or their substitutes,  may lawfully do or cause to be done by virtue hereof.
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SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----

                                            President, Chief Executive Officer,
         /s/ Conrad A. H. Jelinger          Director, and Interim Chief Financial            9-21-00
----------------------------------          Officer                                     ---------------
         Conrad A. H. Jelinger


         /s/ Kathleen M. Novak                                                               9-22-00
---------------------------------           Senior Vice President                       ---------------
         Kathleen M. Novak


         /s/ Douglas E. Stallings                                                            9-22-00
---------------------------------           General Counsel                             ---------------
         Douglas E. Stallings


         /s/ Eric V. Jelinger                                                                9-18-00
---------------------------------           Director                                    ---------------
         Eric V. Jelinger


         /s/ Dale Boley                                                                      9-18-00
---------------------------------           Director                                    ---------------
         Dale Boley


---------------------------------           Director                                    ---------------
         Robert J. Hayes


         /s/ Martha A. Moloney                                                               9-22-00
---------------------------------           Director                                    ----------------
         Martha A. Moloney


---------------------------------           Director                                    ----------------
         Darryl Stolper



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